SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
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                       AMENDMENT No.1
                         FORM 8-K/A
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                      CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): January 24, 2006

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               URSTADT BIDDLE PROPERTIES INC.
     (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND                     1-12803                       04-2458042
(State or Other Jurisdiction  (Commission File Number)         (I.R.S. Employer
of Incorporation)                                           Identification No.)


321 Railroad Avenue, Greenwich, CT                                    06830
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(Address of Principal Executive Offices)                           (Zip Code)

                        (203) 863-8200
     (Registrant's telephone number, including area code)

                             N/A
 (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 27, 2006, the Registrant filed a Form 8-K relating to a change in the Registrant's Certifying Accountant. The Registrant is hereby amending the filing solely to add the interim period of November 1, 2005 through January 24, 2006 through which there were no disputes with Ernst & Young LLP and to include a new letter from Ernst & Young stating that it agrees with the statements herein. The full text of the filing is restated below.



Item 4.01         Changes in Registrant's Certifying Accountant


         On January 24, 2006, the Audit Committee of the Registrant's Board of Directors agreed, by resolution, to end the engagement with Registrant's independent registered public accounting firm, Ernst & Young LLP ("Ernst & Young") as of the completion of the audit for the year ended October 31, 2005. Effective January 24, 2006, the Audit Committee of the Registrant engaged PKF, Certified Public Accountants, a Professional Corporation ("PKF") as the Company's new independent registered public accounting firm to audit the Company's consolidated financial statements as of and for the year ended October 31, 2006.


         Ernst & Young's reports on the Registrant's consolidated financial statements as of and for the years ended October 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.


         In connection with the audits of the Registrant's consolidated financial statements for each of the fiscal years ended October 31, 2005 and 2004 and through January 24, 2006, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young would have caused them to make reference to the matter in their report. In addition, there have been no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.


         The Company requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated February 1, 2006 is filed as Exhibit
16.1 to this Form 8-K.


         The Registrant has given Ernst & Young authorization to fully respond to the inquiries of the Registrant's new accountants, PKF, concerning the previous financial statements audited by Ernst & Young. The Registrant placed no limitations upon Ernst & Young, whatsoever.


         Neither the Registrant nor anyone acting on its behalf has consulted with PKF regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters of reportable events listed in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 9.01         Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)      Exhibits

16.1 Letter from Ernst & Young to the Securities and Exchange Commission dated February 1, 2006

99.1     Press release announcing change in Registrant's certifying accountant

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 3, 2006        URSTADT BIDDLE PROPERTIES INC.
                              (Registrant)

                              By:      /s/ James R. Moore
                              ---------------------------------

                              Name: James R. Moore
                              Title:   Executive Vice President &
                              Chief Financial Officer

                                  EXHIBIT INDEX

Number   Exhibit
16.1     Letter from Ernst & Young dated February 1, 2006
99.1     Press Release dated January  27, 2006